Exhibit 99.2

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Q3 2014 Earnings Highlights November 4, 2014

3 Participants Joe Eazor President and Chief Executive Officer Brad Ferguson Executive Vice President and Chief Financial Officer

4 Improved Cash Flow • More Unlevered Free Cash Flow than any quarter since 2012 • Increasing 2014 guidance again • Expected cash generation up $50M from beginning of year

Q3 Managed Services Wins

New Customer

Catalina Restaurant Group

Business Need
Security, compliance, backup

EarthLink Solution
MPLS Network, PCI, Disaster Recovery for 155 locations

New Customer

Gold's Gym

Business Need
Security, compliance, improved customer experience

EarthLink Solution
MPLS Network, PCI, Guest WiFi for 157 nationwide locations

Existing Customer

Harman Management Corporation

(KFC's first and largest franchisee)

Business Need
PCI & Router Compliance

EarthLink Solution
Renewal of 260-location MPLS Network, PCI

EarthLink®

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6 EarthLink Businesses Individuals & families Continue to manage for cash Consumer Carrier / Transport Small Business Telco providers & large enterprises Sell into unique routes to grow; Pursue strategic alternatives Small, often single location businesses Right-size cost structure; Manage for cash Customer Base Operating Strategy Managed Services Distributed multi-location companies Invest in growth products and build ecosystem

Q3 2014 Operating & Financial Results

$ Millions		Q3 '13		Q2 '14		Q3 '14		Var to Q2 '14
Total Revenue	$	308.6	$	297.4	$	297.7	$	0.4
Business Revenue		240.6		234.2		237.0		2.8
Consumer Revenue		68.0		63.1		60.7		(2.4)
Cost of Revenue		144.8		144.2		135.7		(8.5)
Total Gross Margin	$	163.8	$	153.2	$	162.1	$	8.9
Gross Margin %		*53%*		*52%*		*54%*		*3%*
Business Gross Margin		119.2		112.7		123.3		10.6
Business Gross Margin %		*50%*		*48%*		*52%*		*4%*
Consumer Gross Margin		44.6		40.5		38.8		(1.7)
Consumer Gross Margin %		*66%*		*64%*		*64%*		*0%*
Selling, G&A Expenses		108.9		104.6		105.9		1.3
Adjusted EBITDA[1]	$	56.1	$	50.9	$	59.0	$	8.1
Net Income/(Loss)	$	(11.3)	$	(21.8)	$	(2.0)	$	19.9
Shares Outstanding[2]		103		102		102		0
Earnings Per Share	$	(0.11)	$	(0.21)	$	(0.02)	$	0.19
Capital Expenditures	$	32.8	$	26.0	$	24.9	$	(1.1)
Unlevered Free Cash Flow[1]	$	23.4	$	24.9	$	34.1	$	9.2

Revenue

- Q3 '14 includes $6.8M favorable settlements, Q2'14 includes $0.8M favorable settlements

Gross Margin

- Gross margin expanded on an absolute and percentage basis

Unlevered Free Cash Flow

- Strong Adjusted EBITDA results combined with lower capital expenditures
- Highest Unlevered Free Cash Flow in eight quarters

(1) Adjusted EBITDA and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures.
(2) Fully Diluted Weighted Average Shares

EarthLink®

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8 Notes: • Revenue component amounts sourced from billing data. • Revenue outlook information does not represent guidance, is subject to various risks and uncertainties, one or more of which could cause actual results to differ, and is not subject to being updated. Revenue Components $ in Millions Q3 2013 Q2 2014 Q3 2014 Q3 ’14 vs. Q3 ’13 Outlook / Commentary Consumer $68 $63 $61 -11% • In Q2 2014, churn and ARPU increased following some pricing actions. • Expect 2014 revenue decline of 10%-11% CLEC (Primarily Small Business) $160 $148 $144 -10% • In Q3 2014, churn remained higher than historical levels, offsetting some of the benefit of prices increases earlier in the year • Expect 2014 decline of ~11% Wholesale (Carrier/Transport) $36 $38 $43 20% • Q3 2014 includes $7 M in settlements • Expect FY revenue to be within 1% of 2013 revenue Managed Network and Cloud & IT Services $45 $49 $51 14% • Q2 growth rate was 22% • YoY growth rate declined in Q3 due to inclusion of CenterBeam revenue in Q3 2013 • Expect 2014 growth rate of 20 – 21% Total Company $308 $297 $298 -4%

9 (1) Monthly average revenue churn excluding write-downs and write-ups for Total Business including Retail, Wholesale, IT Services and Web Hosting (2) Monthly average churn; reflects 2012 true-up of cable subscribers Churn 1.9% 1.6% 1.8% 1.9% 2.0% 0.5% 0.7% 0.9% 1.1% 1.3% 1.5% 1.7% 1.9% 2.1% 2.3% 2.5% Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Business churn at 2.0% • Churn rate increased during the early part of Q3 following Q2 price increases • We expect that our success driving contract renewals should lead to a decrease in churn in future periods Business Services Churn(1) 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Consumer Churn(2) Consumer churn still low • Churn fell to 2.2% in Q3 after an uptick in Q2 following price increases

10 Cash Flow • Strong Unlevered Free Cash Flow driven by Adjusted EBITDA and Capex improvements • Capex of $25 million, continuing trend of lower capital spending • Improved processes and efficiencies around CPE, LEC, Outsourced Installs and Internal Capitalized Labor driving down costs • Driving vendor cost savings through improved procurement practices (1) Adjusted EBITDA and Unlevered Free Cash Flow are a Non-GAAP measures. See appendix for additional information on non-GAAP measures $56 $50 $50 $51 $59 $(33) $(34) $(23) $(26) $(25) $23 $16 $27 $25 $34 $(50) $(25) $- $25 $50 $75 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Millions Adj. EBITDA Cap. Exp. Unlevered Free Cash Flow Adj. EBITDA, Cap. Exp., and Unlevered Free Cash Flow(1) $ Millions Q3 '14 Beginning Cash & Cash Equivalents 98 $ Adjusted EBITDA(1) 59 $ Capital Expenditures (25) $ Integration & Restructuring (7) $ Dividends (5) $ Other/Changes in Net Working Capital 10 $ Ending Cash & Cash Equivalents 130 $

11 Balance Sheet Highlights We maintain a healthy balance sheet • Gross leverage fell below 3x during Q3. • We continue to maintain net leverage below 3x • We have access to a $135M revolving credit facility that remains undrawn (1) Excludes capital leases (2) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures $ Millions Q3 '14 EarthLink Cash & Marketable Securities 130 $ 8 7/8% Senior Notes due 2019 300 7 3/8% Senior Secured Notes due 2020 300 $135 M Credit Facility - Undrawn - Total Debt(1) 600 Net Debt 470 $ 2014 Adjusted EBITDA(2) Guidance midpoint 210 $ Total Debt/Adj. EBITDA 2.9x Net Debt/Adj. EBITDA 2.2x

12 2014 Full Year Guidance Range Original Guidance (February 2014) Previous Guidance (August 2014) Revised 2014 Guidance (November 2014) $ Millions Low End High End Low End High End Low End High End Revenue $1,160 $1,180 $1,160 $1,180 $1,168 $1,175 Adjusted EBITDA(1) $180 $195 $190 $200 $206 $213 Net Loss $(85) $(95) $(83) $(90) $(65) $(68) Capital Expenditures $125 $135 $105 $115 $100 $105 (1) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures Reduced expected capital expenditures by $10 million in May, again in August, and by $7.5 million in November. Raised midpoint of Adjusted EBITDA guidance from $195 to $210. Raised midpoint of Net Income guidance from $(87) to $(67).

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14 EarthLink Customers Gov. Financial Services Retail Other Healthcare

15 Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and long-lived assets, restructuring, acquisition and integration-related costs, and gain (loss) from discontinued operations, net of tax. Unlevered Free Cash Flow is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock based compensation expense, impairment of goodwill and long-lived, restructuring, acquisition and integration-related costs, and gain (loss) from discontinued operations, net of tax, less cash used for purchases of property and equipment. Adjusted Net Loss is defined as net loss excluding the non-cash charge to record a valuation allowance against deferred tax assets, the non-cash impairment of goodwill and estimated tax impact and the non-cash impairment of long-lived assets. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted Net Loss are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business and determine bonuses. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted Net Loss are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted Net Loss should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. GAAP.

16 2014 Guidance Non GAAP Reconciliation Year Ending December 31, 2014 Net loss $(68) - $(65) Interest expense and other, net 56 Income tax benefit (4) - (3) Depreciation and amortization 186 - 187 Stock-based compensation expense 13 Impairment of goodwill and long-lived assets 11 Restructuring, acquisition and integration-related costs 12 - 14 Adjusted EBITDA $206- $213 EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted EBITDA (in millions)

17 Historical Non GAAP Reconciliations September 30, December 31, March 31, June 30, September 30, 2013 2013 2014 2014 2014 Net loss (11,338) $ (279,873) $ (26,470) $ (21,838) $ (1,952) $ Interest expense and other, net 13,985 13,972 13,956 14,082 13,970 Income tax provision (benefit) (4,582) 251,260 363 374 (4,329) Depreciation and amortization 46,689 48,800 46,855 45,615 46,716 Stock-based compensation expense 1,238 4,057 4,943 2,335 2,930 Impairment of goodwill and long-lived assets - - 5,334 5,437 589 Restructuring, acquisition and integration-related costs 9,928 11,562 4,977 4,908 1,108 (Gain) loss from discontinued operations, net of tax 225 339 (55) (6) - Adjusted EBITDA 56,145 $ 50,117 $ 49,903 $ 50,907 $ 59,032 $ EARTHLINK HOLDINGS CORP. Reconciliation of Net Loss to Adjusted EBITDA (in thousands) Three Months Ended

Additional Non GAAP Reconciliations

EARTHLINK HOLDINGS CORP.
Reconciliation of Net Loss to Unlevered Free Cash Flow
(in thousands)

	Three Months Ended				
	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Net loss	$ (11,338)	$ (279,873)	$ (26,470)	$ (21,838)	$ (1,952)
Interest expense and other, net	13,985	13,972	13,956	14,082	13,970
Income tax provision (benefit)	(4,582)	251,260	363	374	(4,329)
Depreciation and amortization	46,689	48,800	46,855	45,615	46,716
Stock-based compensation expense	1,238	4,057	4,943	2,335	2,930
Impairment of goodwill and long-lived assets	-	-	5,334	5,437	589
Restructuring, acquisition and integration-related costs	9,928	11,562	4,977	4,908	1,108
(Gain) loss from discontinued operations, net of tax	225	339	(55)	(6)	-
Purchases of property and equipment	(32,792)	(33,967)	(23,384)	(25,965)	(24,890)
Unlevered Free Cash Flow	$ 23,353	$ 16,150	$ 26,519	$ 24,942	$ 34,142

EARTHLINK HOLDINGS CORP
Reconciliation of Net Cash Provided by Operating Activities to Unlevered Free Cash Flow
(in thousands)

	Three Months Ended				
	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Net cash provided by operating activities	$ 39,890	$ 40,726	$ 21,306	$ 17,969	$ 62,063
Income tax provision (benefit)	(4,582)	251,260	363	374	(4,329)
Non-cash income taxes	4,603	(253,076)	(210)	(242)	4,391
Interest expense and other, net	13,985	13,972	13,956	14,082	13,970
Amortization of debt discount, premium and issuance costs	(996)	(1,017)	(1,016)	(1,022)	(1,029)
Restructuring, acquisition and integration-related costs	9,928	11,562	4,977	4,908	1,108
Changes in operating assets and liabilities	(6,910)	(13,612)	10,437	14,732	(16,918)
Purchases of property and equipment	(32,792)	(33,967)	(23,384)	(25,965)	(24,890)
Other, net	227	302	90	106	(224)
Unlevered Free Cash Flow	$ 23,353	$ 16,150	$ 26,519	$ 24,942	$ 34,142
Net cash used in investing activities	(20,311)	(33,967)	(23,384)	(25,379)	(25,390)
Net cash used in financing activities	(17,576)	(6,026)	(6,045)	(2,651)	(5,513)

EarthLink®

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19 Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation: (1) we may not be able to execute our strategy to be a leading IT services and communications provider, which could adversely affect our results of operations and cash flows; (2) we may not be able to grow revenues from our growth products and services to offset declining revenues from our traditional products and services, which could adversely affect our results of operations and cash flows; (3) our failure to achieve operating efficiencies will adversely affect our results of operations; (4) as a result of our continuing review of our business, we may determine to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (5) we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (6) if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (7) unfavorable general economic conditions could harm our business; (8) we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (9) we face significant competition in the communications and IT services industry that could reduce our profitability; (10) failure to retain existing customers could adversely affect our results of operations and cash flows; (11) decisions by legislative or regulatory authorities, including the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (12) if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (13) our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (14) we may experience reductions in switched access and reciprocal compensation revenue; (15) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (16) we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our wholesale revenue and results of operations; (17) we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (18) work stoppages experienced by other communications companies on whom we rely for service could adversely impact our ability to provision and service our customers; (19) our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (20) our consumer business is dependent on the availability of third-party network service providers; (21) we face significant competition in the Internet access industry that could reduce our profitability; (22) the continued decline of our consumer access subscribers will adversely affect our results of operations; (23) potential regulation of Internet service providers could adversely affect our operations; (24) cyber security breaches could harm our business; (25) privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (26) interruption or failure of our network, information systems or other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (27) our business depends on effective business support systems and processes; (28) if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (29) we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (30) we may not be able to protect our intellectual property; (31) we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (32) government regulations could adversely affect our business or force us to change our business practices; (33) our business may suffer if third parties are unable to provide services or terminate their relationships with us; (34) we may be required to recognize impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (35) we may not realize our deferred tax assets, we may have exposure to greater than anticipated tax liabilities and we may be limited in the use of our net operating losses and certain other tax attributes in the future; (36) our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (37) we may require substantial capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (38) our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness or limit our ability to draw on our revolving credit facility; (39) we may reduce, or cease payment of, quarterly cash dividends; (40) our stock price may be volatile; (41) provisions of our certificate of incorporation, bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company; and (42) our bylaws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ flexibility in obtaining a judicial forum for disputes with us or our directors, officers or employees. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2013.

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